Via EDGAR Correspondence

November 28, 2016

Mr. Tom Kluck

Legal Branch Chief

Securities and Exchange Commission

Washington, DC 20549-3561

Re:

Equity One Net Invest Inc.

Offering Statement on Form 1-A

File No. 024-10601

Dear Mr. Kluck

I am writing on behalf of Equity One Net Invest Inc. in response to the comment letter of the Staff of the Commission dated September 15, 2016, regarding the above-referenced filing.

We have enclosed your recommendations in the offering statement:

Point 1.: The legality opinion is attached in Exhibit 12.1

Point 2.: You can find the signatures of the officers on page S-1 according to the instructions of form 1-A.

We appreciate your prompt review. We have attached a seperate letter of request for qualification. If you have any questions, or if we can be of further assistance to you in the review process, please call me at (971) 2731004.

Very truly yours,

/s/ Philipp Oliver Bruns

Philipp Oliver Bruns

CEO

Equity One Net Invest Inc.